UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 24, 2002



                                 POKER.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                  Florida                                 98-0199508
---------------------------------------------  ---------------------------------
(State or other jurisdiction of incorporation  (IRS Employer Identification No.)
              or organization)



      Suite 210, 1166 Alberni Street                         V6E 3Z3
   Vancouver, British Columbia, Canada
---------------------------------------------  ---------------------------------
(Address of principal executive offices)                    (Zip Code)



       Issuer's telephone number                          (604) 689-5998
        (including area code)
                                           ------


      Suite 1502, 1166 Alberni Street                        V6E 3Z3
    Vancouver, British Columbia, Canada
---------------------------------------------  ---------------------------------
 (Former name, former address and former                    (Zip Code)
fiscal year, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On November 23, 2002, the Board of Directors of the Company by Resolution, agreed to terminate the services of Christa Taylor as President and Chief Financial Officer, effective immediately.

The Board of Directors by Resolution, also agreed to appoint Michael Jackson as President and Chief Executive Officer of the company, effective immediately.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS

No events to report.


ITEM 6.   RESIGNATION OF REGISTRANTS DIRECTOR

On November 24th 2002, Christa Taylor resigned as President, Chief Financial Officer and Corporate Secretary of Poker.com, effective immediately.


ITEM 7.   FINANCIAL STATEMENTS

No events to report.


ITEM 8.   CHANGE IN FISCAL YEAR

No events to report.



Exhibits:
---------
1. Minutes of a Meeting of the Board of Directors of the Company held on November 23rd, 2002.
2.   Resignation of Christa Taylor dated November 24, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


POKER.COM, INC.

/s/ Michael Jackson
--------------------------------
Michael Jackson, President & CEO


November 27, 2002
--------------------------------
Date

                                    EXHIBIT 1



                      MINUTES OF A MEETING OF THE BOARD OF
                          DIRECTORS OF POKER.COM, INC.
                     HELD ON THE 23RD DAY OF NOVEMBER, 2002



The following resolutions were passed by the Board of Directors of Poker.com, Inc. (the "Company") having been consented to and adopted in writing by all the Directors of the Company as at November 23rd, 2002.

     1. The Board of Directors does hereby appoint Michael Jackson as Chief Executive Officer of the Company, effective immediately.

     2. The Board of Directors does hereby terminate the services of Christa Taylor as President, effective immediately.

     3. The Board of Directors does hereby appoint Michael Jackson as President of the Company, effective immediately.

     4. The Board of Directors does hereby terminate the services of Christa Taylor as Chief Financial Officer, effective immediately, based on the fact that the Company has only three employees and has a limited revenue stream and does not require the services of a qualified Accountant.

     5. The Board of Directors does hereby grant to Michael Jackson the authority to effect the terms of the resolutions as set out herein.


Effective this 23rd day of November, 2002.


/s/ Keith Andrews                               /s/ Cecil Morris
--------------------------------                --------------------------------
Keith Andrews, Director                         Cecil Morris, Director

                                    EXHIBIT 2



November 24, 2002




Christa Taylor
3571 Worthington Drive
Vancouver, BC V5M 3Y1


Board of Directors
Poker.com, Inc.


To the Board of Directors,

I, Christa Taylor hereby resign as President, CFO & Corporate Secretary for Poker.com, Inc., and it's subsidiaries - Casino Marketing S.A. and 564448 B.C. Ltd. effective immediately.

Regards,



/s/ Christa Taylor
--------------------------------------
Christa Taylor